                                                                   EXHIBIT  99.4

9/98                                                                      Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

RECEIVABLES


Beginning of the Month Principal Receivables:        $  1,635,021,760.73
Beginning of the Month Finance Charge Receivables:   $     84,089,487.01
Beginning of the Month Discounted Receivables:       $              0.00
Beginning of the Month Total Receivables:            $  1,719,111,247.74


Removed Principal Receivables:                       $              0.00
Removed Finance Charge Receivables:                  $              0.00
Removed Total Receivables:                           $              0.00


Additional Principal Receivables:                    $              0.00
Additional Finance Charge Receivables:               $              0.00
Additional Total Receivables:                        $              0.00


Discounted Receivables Generated this Period:        $              0.00


End of the Month Principal Receivables:              $  1,581,256,337.83
End of the Month Finance Charge Receivables:         $     85,821,153.57
End of the Month Discounted Receivables:             $              0.00
End of the Month Total Receivables:                  $  1,667,077,491.40


Special Funding Account Balance                      $              0.00
Aggregate Invested Amount (all Master Trust Series)  $  1,465,000,000.00
End of the Month Seller Amount                       $    116,256,337.83
End of the Month Seller Percentage                                  7.35%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                           RECEIVABLES

   30-59 Days Delinquent                             $     44,274,325.18
   60-89 Days Delinquent                             $     28,296,679.20
   90+ Days Delinquent                               $     47,209,304.38


   Total 30+ Days Delinquent                         $    119,780,308.76
   Delinquent Percentage                                            7.19%

Defaulted Accounts During the Month                  $     12,095,908.58
Annualized Default Percentage                                       8.88%

Principal Collections                                     187,978,019.68
Principal Payment Rate                                             11.50%

Total Payment Rate                                                 12.66%
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9/98                                                                      Page 2


INVESTED AMOUNTS


   Class A Initial Invested Amount                   $    273,750,000.00
   Class B Initial Invested Amount                   $     26,250,000.00

INITIAL INVESTED AMOUNT                              $    300,000,000.00

   Class A Invested Amount                           $    319,375,000.00
   Class B Invested Amount                           $     30,625,000.00

INVESTED AMOUNT                                      $    350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                     21.41%
PRINCIPAL ALLOCATION PERCENTAGE                                    21.41%


MONTHLY SERVICING FEE                                $        583,333.34

INVESTOR DEFAULT AMOUNT                              $      2,589,734.03


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                        91.25%

   Class A Finance Charge Collections                $      6,180,621.89
   Other Amounts                                     $              0.00

TOTAL CLASS A AVAILABLE FUNDS                        $      6,180,621.89


   Class A Monthly Interest                          $      1,540,941.79
   Class A Servicing Fee                             $        532,291.67
   Class A Investor Default Amount                   $      2,363,132.30

TOTAL CLASS A EXCESS SPREAD                          $      1,744,256.13


REQUIRED AMOUNT                                      $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                         8.75%

   Class B Finance Charge Collections                $        592,662.38
   Other Amounts                                     $              0.00

TOTAL CLASS B AVAILABLE FUNDS                        $        592,662.38


   Class B Monthly Interest                          $        151,589.67
   Class B Servicing Fee                             $         51,041.67


TOTAL CLASS B EXCESS SPREAD                          $        390,031.04
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9/98                                                                      Page 3


TOTAL EXCESS SPREAD                                  $      2,134,287.17


   Excess Spread Applied to Required Amount          $              0.00

   Excess Spread Applied to Class A Investor         $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items            $        226,601.73

   Excess Spread Applied to Class B Investor         $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash             $         18,229.17
   Collateral Fee

   Excess Spread Applied to Cash Collateral          $              0.00
   Account

   Excess Spread Applied to other amounts owed       $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                          $      1,889,456.27


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                    $      8,004,286.40


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO       $              0.00
SERIES 1995-1

   Excess Finance Charge Collections Applied to      $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to      $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to      $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to      $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to      $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to      $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to      $              0.00
   other amounts owed Cash Collateral Depositor
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9/98                                                                      Page 4


   Base Rate (Current Month)                                        7.80%
   Base Rate (Prior Month)                                          7.85%
   Base Rate (Two Months Ago)                                       7.87%

THREE MONTH AVERAGE BASE RATE                                       7.84%

   Portfolio Yield (Current Month)                                 14.34%
   Portfolio Yield (Prior Month)                                   13.05%
   Portfolio Yield (Two Months Ago)                                13.26%

THREE MONTH AVERAGE PORTFOLIO YIELD                                13.55%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                       91.25%

   Class A Principal Collections                     $     36,724,560.77

CLASS B PRINCIPAL PERCENTAGE                                        8.75%

   Class B Principal Collections                     $      3,521,533.23

TOTAL PRINCIPAL COLLECTIONS                          $     40,246,094.00


                                                     $              0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER    $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount                    $              0.00
   Deficit Controlled Amortization Amount            $              0.00

CONTROLLED DISTRIBUTION AMOUNT                       $              0.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount                    $              0.00
   Deficit Controlled Amortization Amount            $              0.00

CONTROLLED DISTRIBUTION AMOUNT                       $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL  $     40,246,094.00
SHARING
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9/98                                                                      Page 5



CLASS A INVESTOR CHARGE OFFS                         $              0.00

CLASS B INVESTOR CHARGE OFFS                         $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED              $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED              $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                   $     45,500,000.00
   Available Cash Collateral Amount                  $     45,500,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Payments                $              0.00
   Class B Interest Rate Cap Payments                $              0.00

TOTAL DRAW AMOUNT                                    $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                      $              0.00


                                            First USA Bank, NA,
                                            as Servicer


                                            By:  /s/ TRACIE KLEIN
                                                 -----------------------
                                                     Tracie H. Klein
                                                      Vice President